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                                                                    Exhibit 10.1


                                1,200,000 Shares

                          M/I SCHOTTENSTEIN HOMES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                     May 5, 1998


SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

         M/I Schottenstein Homes, Inc., an Ohio corporation (the "Company"), proposes to issue and sell an aggregate of 1,200,000 shares of its common stock (the "Common Stock"), $0.01 par value per share (the "Shares"). The Shares may be sold to you, and to other firms on whose behalf you may act, for resale in accordance with the terms of the offering determined at the time of sale.

         The Company wishes to confirm as follows its agreement with you in connection with the offering of the Shares by you.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Shares. The Company has filed, or will file, with the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to and in accordance with Rule 424 under the Act. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it became effective, as supplemented or amended prior to the execution of this Agreement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, together with the Prospectus Supplement. The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the
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date of the Prospectus. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

         2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to you and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, you agree to purchase from the Company, at a purchase price of $20.50 per Share (the "purchase price per share"), all of the Shares.

         3. Terms of Public Offering. The Company has been advised by you that you propose to reoffer the Shares as soon after this Agreement has become effective as in your judgment is advisable and to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to you of and payment for the Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on May 8, 1998 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Company.

         Certificates for the Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares to be purchased hereunder shall be delivered to you on the Closing Date against payment of the purchase price therefor by wire transfer of immediately available funds to accounts specified by the Company not later than two business days before the Closing Date.

         5. Agreements of the Company. The Company agrees with you as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise you

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         promptly and, if requested by you, will confirm such advice in writing, when such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, properties, net worth or results of operations, or any development reasonably expected to involve a material adverse change in the Company's condition (financial or other), business, properties, net worth or results of operations, or of the happening of any event, which in any of these cases makes any statement of a material fact made in the Prospectus (as then supplemented) untrue or which requires the making of any additions to or changes in the Prospectus (as then supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or which makes any statement of a material fact made in the Registration Statement (as then amended) untrue or which requires the making of any additions to or changes in the Registration Statement (as then amended) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading or of the necessity to amend or supplement the Registration Statement or the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you, from time to time and without charge (i) two signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including all financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may rea-

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         sonably request in writing, (iii) such number of conformed copies of the Incorporated Documents, without exhibits, as you may reasonably request in writing, and (iv) two copies of the exhibits to the Incorporated Documents.

                  (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object, unless in the reasonable judgment of the Company and its counsel such amendment or supplement is necessary to comply with law, in which case, the Company will permit you a reasonable opportunity to comment thereon.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of the Prepricing Prospectus, if any. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the reasonable opinion of your counsel a prospectus is required by the Act to be delivered in connection with sales by you or any dealer, the Company will expeditiously deliver to you and to each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by you or any dealer. If during such period of time any event shall occur as a result of which the Prospectus (as then supplemented) would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the

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         circumstances under which they were made, not misleading, or if it is necessary to amend the Registration Statement or supplement the Prospectus (or to file under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to you and dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company will reasonably cooperate with you and with your counsel in connection with the registration or qualification of the Shares for offering and sale by you and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll(a) of the Act.

                  (i) During the period of two years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to its stockholders or filed with the Commission, and
         (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions

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         hereof (otherwise than by notice given by you terminating this
         Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by you because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including fees and expenses of your counsel) incurred by you in connection herewith.

                  (k) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder in accordance with the description set forth in the Prospectus.

                  (l) The Company will timely file the Prospectus Supplement pursuant to Rule 424 under the Act and will advise you of the time and manner of such filing.

                  (m) Except as stated in this Agreement and in any Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

                  (n) The Company will take all steps necessary to effect the listing of the Shares, subject to notice of issuance, on the New York Stock Exchange.

         6. Representations and Warranties of the Company. The Company represents and warrants to you that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the registration statement is in effect, and no proceedings for such purpose are pending before or, to the best of the Company's knowledge, threatened by the Commission.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein

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         not misleading (in the case of the Prospectus, in light of the circumstances under which they were made); provided that no -------- representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through you with respect to you specifically for inclusion therein.

                  (c) The Incorporated Documents, when they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained or will contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or incorporated by reference in the Prospectus present fairly in all material respects the consolidated financial position and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its consolidated subsidiaries.

                  (e) Deloitte & Touche LLP, who have reported on the audited financial statements of the Company, whose report is incorporated by reference in the Prospectus, are independent public accountants as required by the Act.

                  (f) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

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                  (g) The Company and each of its subsidiaries (as defined in
         Section 14) have been duly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

                  (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in or incorporated by reference in the Prospectus; and all of the issued equity securities of each subsidiary of the Company have been duly authorized and validly issued and, as to shares of capital stock of any corporation constituting a subsidiary, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than restrictions on transfer imposed by applicable securities laws.

                  (i) The Shares to be issued and sold by the Company to you hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and such Shares will conform in all material respects to the description thereof contained in or incorporated by reference in the Prospectus or the Registration Statement.

                  (j) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the organizational

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         documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Act or applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by you, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                  (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements incorporated by reference in the Prospectus, any loss or interference with the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, resulting in a Material Adverse Effect; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development reasonably likely to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (m) The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to an exemption from the registration requirements of the Act other than shares issued pursuant to stock options plans or other employee benefit plans.

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                  (n) This Agreement has been duly authorized, executed and
         delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery hereof by you), except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and by general principles of equity (whether considered in a proceeding at law or equity), and except with respect to those provisions, if any, which are limited or prohibited by the public policies of the State of New York or which relate to indemnification or contribution.

                  (o) The Company and its subsidiaries own the items of real property and personal property purported to be owned by them which are material to the conduct of the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects, except such as are described or incorporated by reference in the Prospectus or such as would not have a Material Adverse Effect. All real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are described or incorporated by reference in the Prospectus or such as would not have a Material Adverse Effect.

                  (p) Except as described or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which are reasonably likely to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or by others.

                  (q) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  (r) To the knowledge of the Company, with such exceptions as are described or incorporated by reference in the Prospectus, all real property owned (either presently or at any time in the past), or presently leased by the Company and its subsidiaries in connection with the operation of its business, including, without limitation, any subsurface soils and ground water (collectively, the "Realty"), is free of contamination from any substance or material presently known to be toxic or hazardous, includ-

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         ing, without limitation, any radioactive substance, methane, volatile hydrocarbons or industrial solvents (each a "Hazardous Substance"), which could reasonably be expected to materially impair the beneficial use thereof by the Company and its subsidiaries or constitute or cause a significant health, safety or other environmental hazard to occupants or users (except for contaminations which would not have a Material Adverse Effect); and to the knowledge of the Company, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings or other supports for the improvements located thereon, the presence of which would have a Material Adverse Effect. Notwithstanding the foregoing, Hazardous Substances shall be deemed not to include any supplies or substances maintained, used, stored or held on the Realty which are (i) naturally occurring, (ii) installed by public utilities or (iii) used in the ordinary course of the Company's or its subsidiaries' business, provided that such supplies or substances are stored, used, maintained and held in all material respects in accordance with any applicable governmental requirements and with restrictions, conditions and standards suggested by the manufacturer and the Company's insurance carriers.

                  (s) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

                  (t) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses.

                  (u) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses the absence of which would have a Material Adverse Effect ("Intellectual Property") and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                  (v) There are no contracts or other documents which are required to be described in the Prospectus or filed as

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         exhibits to the Registration Statement by the Act which have not been described or incorporated by reference in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act.

                  (w) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which could reasonably be expected to have a Material Adverse Effect.

                  (x) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which would reasonably likely have) a Material Adverse Effect.

                  (y) Since the date as of which information is given in the Prospectus and through the date hereof, and except as may otherwise be disclosed or incorporated by reference in the Prospectus, the Company has not (i) issued or granted any securities other than shares of Common Stock issued pursuant to stock option plans or other employee benefit plans existing on the date hereof or the grant of options pursuant to option plans existing on the date hereof, (ii) entered into any material transaction not in the ordinary course of business or
         (iii) declared or paid any dividend on its capital stock, and, from the date of the Prospectus, the Company has not incurred any material liability other than in the ordinary course of business.

                  (z) The Company is in full compliance with Section 13(b)(2) of the Exchange Act.

                  (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject as a result of which default there would be a Material Adverse Effect or
         (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license,

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
         permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business which violation or failure would have a Material Adverse Effect.

                  (bb) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold you harmless and to indemnify and hold harmless your officers and employees and each person, if any, who controls you within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to you furnished in writing to the Company by or on your behalf expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to your benefit (or to the benefit of any of your officers or employees or any person controlling you) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by you to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to you in requisite quantity on a timely basis to permit such delivery or sending. Notwithstanding anything to the contrary herein, you shall not be obligated to send or give any Incorporated Document, or any amendment or supplement thereto, to any person in order to benefit from the indemnification provisions herein or otherwise. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

         (b) If any action, suit or proceeding shall be brought against you or any of your officers or employees or any person controlling you in respect of which indemnity may be sought against the Company, you, such officer or employee, or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel (which counsel shall be reasonably satisfactory to you, such officer or employee or any such controlling person) and payment of all fees and expenses. You, such officer or employee, and any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at your expense or at the expense of such officer or employee, or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel within a reasonable period following notice from you, such officer or employee, or any such controlling person, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both you, such officer or employee, or such controlling person and the indemnifying parties and you, such officer or employee, or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on your behalf or on the behalf of such officer or employee, or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel that may be required in the reasonable opinion of your counsel or counsel to such officer or employee, or any such controlling person) at any time for you and all such officers or employees, and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by you, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold you harmless, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) You agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with respect to information relating to you furnished in writing by you or on your behalf expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against you pursuant to this paragraph (c), you shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof you shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at your expense), and the Company, its directors, any such officer and any such controlling person shall have the rights and duties given to you by paragraph
(b) above. The foregoing indemnity agreement shall be in addition to any liability which you may otherwise have.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and you on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by you on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, you shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by you hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by you or on your behalf, or on the behalf of any of your officers or employees, or any person controlling you, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to you or to any of your officers or employees or any person controlling you, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         (h) You confirm that the statements with respect to the public offering of the Common Stock by you set forth on the cover page of, the statements in the third paragraph under the caption "Plan of Distribution" in, the Prospectus Supplement are correct and constitute the only information concerning you furnished in writing to the Company by or on your behalf specifically for inclusion in the Registration Statement and the Prospectus.

         8. Conditions of Your Obligations. Your obligations to purchase the Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Shares may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or to your knowledge, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and its subsidiaries not contemplated by the Prospectus, which in your reasonable opinion would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue in any material respect or which, in the reasonable opinion of the Company and its counsel or you and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances under which they were made, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable opinion materially adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date, an opinion of Vorys, Sater, Seymour and Pease LLP, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

                           (i) The Company is a corporation duly incorporated
                  and validly existing in good standing under the laws of the State of Ohio with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly registered and qualified to conduct its business and is in good standing in the jurisdictions listed in such opinion;

                           (ii) The capital stock of the Company conforms in all
                  material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                           (iii) The Shares have been duly authorized and when
                  paid for by you, will be validly issued, fully paid and nonassessable;

                           (iv) The form of certificates for the Shares are in
                  valid and sufficient form;

                           (v) The Registration Statement and all post-effective
                  amendments, if any, thereto have become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (vi) The Company has requisite corporate power and
                  authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company;

                           (vii) To the knowledge of such counsel, the Company
                  is not in violation of its Amended and Restated Articles of Incorporation or Amended and Restated Regulations;

                           (viii) Neither the execution and delivery of this
                  Agreement nor the sale of the Shares herein contemplated nor the fulfillment of the terms hereof will contravene, result in a breach of, or constitute a default under the charter or Amended and Restated Regulations of the Company or to such counsel's knowledge constitute a material default under the terms of any indenture or other agreement or instrument filed as an exhibit to the Company's Form 10-K for the fiscal year ended December 31, 1997, or a material violation of any judgment, order or regulation, known to such counsel to be applicable to the Company or its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company;

                           (ix) No consent, approval, authorization or other
                  order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the sale of the Shares to you as contemplated by this Agreement;

                           (x) The Registration Statement and the Prospectus
                  (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the applicable requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act;

                           (xi) Without having made any special investigation
                  other than inquiries of responsible officers of the Company, other than as described, contemplated or incorporated by reference in the Prospectus (or any supplement thereto), such counsel does not know of any legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries set forth on Schedule I hereto or to which the Company or any of its subsidiaries set forth on Schedule I hereto, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

                           (xii) To such counsel's knowledge, there are no
                  agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

                           (xiii) The statements under the caption "Description
                  of Capital Stock" in the Registration Statement and Prospectus, and under the caption "Business-Regulation and Environmental Matters" contained in the Form 10-K of the Company for the fiscal year ended December 31, 1997, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

                           (xiv) To the knowledge of such counsel, except as
                  described in the Prospectus or the Incorporated Documents, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and

                           (xv) Except as described or incorporated by reference
                  in the Prospectus or in any exhibit to the Registration Statement or Incorporated Documents, to such counsel's knowledge, there is no holder of any security of the Company who has preemptive or similar rights or the right to cause the Company to register such security under the Registration Statement.

                  In addition, such counsel shall state that although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, as of its date and as of the Closing Date or any supplement to the Prospectus, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

                  In rendering their opinion as aforesaid, counsel may rely upon
         (A) an opinion or opinions, each dated the Closing Date, of other counsel of good standing whom they believe to be reliable retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Ohio, provided that (1) each such local counsel is reasonably acceptable to you and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance satisfactory to you and your counsel, and (B) as to matters of fact, to the extent they deem proper, rely on certificates of responsible officers of the Company and public officials.

                  (d) You shall have received on the Closing Date, an opinion of Paul S. Coppel, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date and addressed to you, to the effect that:

                           (i) The issue and sale of the shares of Common Stock
                  being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, to the knowledge of such counsel, conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed or trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any of the Company's subsidiaries set forth on Schedule I hereto or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Company's subsidiaries set forth on Schedule I hereto or any of their properties or assets;

                           (ii) Each of the Company and each subsidiary of the
                  Company set forth on Schedule I which is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole, and has all corporate power and authority necessary to own or hold its properties and conduct its business as described in the Prospectus. The outstanding shares of Common Stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. The outstanding shares of capital stock of each such subsidiary are duly authorized, validly issued, fully paid and nonassessable and (except for directors' qualifying shares) are owned of record, directly or indirectly by the Company. Each subsidiary of the Company set forth on Schedule I which is a limited partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the state of its organization, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of its property or the conduct of its business required such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operation or financial condition of the Company and its subsidiaries taken as a whole, and has all partnership power and authority necessary to own or hold its properties and conduct its business as described in the Prospectus. The subsidiaries listed on Schedule I constitute all of the material subsidiaries of the Company; and

                           (iii) The Company and its subsidiaries set forth on
                  Schedule I hereto own the Intellectual Property, and to the knowledge of such counsel, there is no claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries set forth on Schedule I hereto with respect to the foregoing.

                  In addition, such counsel shall state that although such counsel has not undertaken, except as otherwise indicated in his opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused him to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, as of its date and as of the Closing Date or any supplement to the Prospectus, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

                  (e) You shall have received from Cahill Gordon & Reindel, your special counsel, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) You shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to you, addressed to you and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (g) The Company shall have furnished to you its certificate, dated the Closing Date executed by its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                           (i) The representations, warranties and agreements of
                  the Company in this Agreement are true and correct as of such Closing Date as if made on such date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Section 8(a) have been fulfilled;

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened; and

                           (iii) All filings required by Rule 424(b) and Rule
                  430A under the Act have been made.

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, net revenues, per share or total amounts of income before extraordinary income or of net income or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Shares on the terms and in the manner contemplated in the Prospectus.

                  (i) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as you reasonably may request.

                  (j) The Company shall have performed in all material respects such of its obligations under this Agreement as are to be performed by the terms hereof.

                  (k) You shall have been furnished with such additional documents and certificates as you or your counsel may reasonably request.

                  (l) The Common Stock to be purchased on the Closing Date by you shall be approved for listing on the New York Stock Exchange.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

         Any certificate or document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the statements made therein.

         9. Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the costs of the preparation, printing or reproduction, and filing with the Commission of the registra-tion statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Survey and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the New York Stock Exchange; and (vi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, by notifying the Company.

         Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on your part or on the part of the Company by notice to the Company, if prior to the Closing Date
(i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, (ii) a general moratorium on commercial banking activities in New York or Ohio shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the of-fering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by you. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 3 Easton Oval, Suite 500, Columbus, OH 43219; facsimile: (614) 418-8080, Attention: Paul S. Coppel; or (ii) if to Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for your benefit and the benefit of the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from you of any of the Shares in his status as such purchaser.

         13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Act.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and Smith Barney.

                                         Very truly yours,

                                         M/I SCHOTTENSTEIN HOMES, INC.

                                         By:
                                             -----------------------------
                                             Name:
                                             Title:


Confirmed as of the date first
mentioned above:

SMITH BARNEY INC.

By:
    -----------------------------
    Name:
    Title:

                                   SCHEDULE I

                          M/I SCHOTTENSTEIN HOMES, INC.

                           Subsidiaries of the Company
                           ---------------------------


1.       M/I Financial Corp., an Ohio corporation

2.       M/I Homes, Inc., an Arizona corporation

3.       M/I Homes Construction, Inc., an Arizona corporation

4.       601RS, Inc., an Ohio corporation

5.       Lot 5-1997, L.L.C., a Virginia limited liability company

6. Bellwood, L.L.C., a Virginia limited liability company. 99% owned by Lot 5-1997, L.L.C

7.       Manor Road-1997, L.L.C., a Virginia limited liability company.

8. Chevy Chase Villas, L.L.C., a Virginia limited liability company. 99% owned by Manor Road-1997, L.L.C.